UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 16, 2004

CANARGO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (44) 1481 729 980

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure
Exhibit Index
SIGNATURES
Exhibit 99.1

Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure”.

On August 16, 2004, CanArgo Energy Corporation (“CanArgo”) issued a press release setting forth CanArgo’s Q2 financial results for the quarter ended June 30, 2004 as reported in its Quarterly Report on Form 10-Q filed on August 16, 2004. A copy of CanArgo’s press release is attached hereto as Exhibit 99.1.

Exhibit Index

99.1 Press release, dated August 16, 2004, issued by CanArgo Energy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION

Date: August 17, 2004	By:	/s/Liz Landles
Liz Landles, Corporate Secretary